STATEMENT OF MERGER
                                 by and between
                              Qlinks America, Inc.
                                       and
                             Global Envirotech, Inc.
                             a Colorado Corporation

I. The constituent entities pursuant to a Plan of Merger dated June __, 2006 are;

     a. Qlinks America, Inc. of 112 N. Rubey Dr., Suite 180, Golden, CO 80403, and

     b.   Global Envirotech, Inc. 7293 S. Sherman St., Littleton, CO 80122

II. The surviving entity under the Plan of Merger, Qlinks America, Inc. a Colorado Corporation, has its principal office @ 112 N. Rubey Dr., Suite 180, Golden, CO 80403.

III. The merging entities are merged with Qlinks America, Inc. being the survivor pursuant to CRS 7-90-203.

IV. No amendments to any constituent filed document in Colorado of the surviving entity are necessary to be filed with the Secretary of State, pursuant to the Plan of Merger.

Dated ___________________


                                                     Qlinks America, Inc.


                                                     By:_______________________
                                                        /s/James Mulford

7. Name and address of the individual causing the document to be delivered for filing:

Michael A. Littman
7609 Ralston Road
Arvada, CO 80002